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                                                                    EXHIBIT 10.7

                                PROMISSORY NOTE


$[amount]                                          Kirkland, Washington
                                                                September 9,1999


          FOR VALUE RECEIVED, the undersigned, Mary Alice Taylor (the "Debtor"), promises to pay to the order of HomeGrocer.com, Inc. (the"Holder"), or its assigns, the principal sum of $[amount], together with interest from the date of this Promissory Note on the unpaid principal balance at a rate equal to 5.98% per annum, computed on the basis of the actual number of days elapsed and a year of 360 days consisting of twelve 30-day months, compounded annually. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable September 9, 2004.

          1.  Security.  This Promissory Note is secured by a pledge of [shares]
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      shares of Common Stock of the Holder, and is subject to all of the terms and provisions of that certain Nonqualified Stock Option Letter Agreement, Exercise Notice and Restricted (Unvested) Stock Purchase Agreement, all dated as of September 9,1999. The holder of this Promissory Note shall have full recourse against the maker. The Company shall proceed first against the collateral securing the Promissory Note in the Event of Default and then against all other assets of the maker to the extent of any remaining outstanding principal or interest under this Promissory Note.

          2.  Rule 144.  The undersigned understands that the holding period
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      under Rule 144 of the Securities Act of 1933 generally will not begin to run until this Note has been paid in full, unless this Promissory Note has been adequately secured by collateral other than the shares purchased with this Note.

          3.  Prepayment.  The undersigned may prepay this Promissory Note in
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      whole or in part and without penalty at any time. All payments hereon, including any prepayment, shall be applied first to accrued interest and second to the reduction of the principal.

          4.  Events of Default. The occurrence of any of the following shall
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      constitute an "Event of Default" under this Promissory Note:

          (a) Failure to Pay Principal or Interest. The Debtor shall be deemed
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      to be in default under this Promissory Note in the event payment of principal or interest due on the Promissory Note shall be delinquent for a period of ten (10) days or more.

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          (b) Voluntary Bankruptcy or Insolvency Proceedings. Debtor shall (i)
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      apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property,
      (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

          (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for
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     the appointment of a receiver, trustee, liquidator or custodian of Debtor or of all or a substantial part of the property thereof or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Debtor or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

          5.  Rights of Holder upon Default.  Upon the occurrence or existence
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     of any Event of Default, immediately and without notice, all outstanding obligations payable by Debtor hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

          6.  Successors and Assigns.  The rights and obligations of the Debtor
              ----------------------
     and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators, and permitted transferees of the parties; provided, however, that the Debtor may not assign its rights and obligations under this Note (except by operation of law) without the prior written consent of the Holder.

          7.  Waiver and Amendment.  Any provision of this Promissory Note may
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     be amended, waived or modified upon the written consent of Debtor and the
     Holder.

          8.  Notices.  All notices and other communications required or
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     permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) three (3) days after deposit with the U.S. Postal Service or other applicable postal service, by registered or certified mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission
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     with copy by first class mail, postage prepaid, and shall be addressed (i)
     if to Debtor, at Debtor's address as set forth in the Company's records, and (ii) if to Company, at the address of its principal corporate offices (attention: Corporate Secretary), or at such other address as a party may designate by ten days' advance written notice to the other party pursuant to the provisions above.

          9.   Payment. Payment shall be made in lawful tender of the United
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     States.

          10.  Usury. In the event any interest is paid on this Promissory Note
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     which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Promissory Note.

          11.  Severability. The holding of any provision of this Promissory
               ------------
     Note to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provisions and the other provisions of this Note shall remain in full force and effect.

          12.  Governing Law. This Promissory Note and all actions arising out
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     of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Washington, without regard to the conflicts of law provisions of the State of Washington or of any other state.

          13.  Miscellaneous.
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               (a) The Debtor hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right.

               (b) If an action is instituted for collection of this Promissory Note, the undersigned agrees to pay court costs and reasonable attorneys' fees incurred by the holder hereof.



     IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be issued as of the date first written above.


                                                          /s/ Mary Alice Taylor
                                                          ---------------------
                                                              Mary Alice Taylor
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Outstanding terms on this form of promissory note.

Amount                                  Shares
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$2,025,000.00                           2,250,000
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$  216,000.00                             240,000
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